Interim Condensed Consolidated Statements of Operations and Other Comprehensive Income (Loss) - EUR (€) € in Thousands	9 Months Ended
	Sep. 30, 2022	Sep. 30, 2021
Interim Condensed Consolidated Statements of Operations and Other Comprehensive Income (Loss)
Revenue	€ 55,731	€ 61,765
Cost of sales	(103,992)	(168,177)
Selling and distribution expenses	(1,825)	(1,232)
Research and development expenses	(34,934)	(284,728)
General and administrative expenses	(78,019)	(80,787)
Other operating income	35,901	66,746
Other operating expenses	(809)	(339)
Operating loss	(127,947)	(406,752)
Finance income	10,619	8,828
Finance expenses	(3,077)	(10,015)
Loss before income tax	(120,405)	(407,939)
Income tax benefit/ (expense)	160	(1,841)
Net loss for the period	(120,245)	(409,780)
Other comprehensive income (loss):
Foreign currency adjustments	(364)	(62)
Total comprehensive loss for the period	€ (120,609)	€ (409,842)
Net loss per share basic	€ (0.64)	€ (2.21)
Net loss per share diluted	€ (0.64)	€ (2.21)